JOINT FILER INFORMATION

Name: Llura L. Gund

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for Llura L. Gund pursuant to a Power of Attorney previously filed with the Commission.

                             JOINT FILER INFORMATION

Name: Grant Gund

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for Grant Gund pursuant to a Power of Attorney previously filed with the Commission

                             JOINT FILER INFORMATION

Name: G. Zachary Gund

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for G. Zachary Gund pursuant to a Power of Attorney previously filed with the Commission.

                             JOINT FILER INFORMATION

Name: Richard Watson

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for Richard Watson pursuant to a Power of Attorney previously filed with the Commission.

                             JOINT FILER INFORMATION

Name: Rebecca H. Dent

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for Rebecca H. Dent pursuant to a Power of Attorney previously filed with the Commission.

                             JOINT FILER INFORMATION

Name: George Gund III

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for George Gund III pursuant to a Power of Attorney previously filed with the Commission.

                             JOINT FILER INFORMATION

Name: Gail Barrows

Address: 14 Nassau Street
         Princeton, NJ 08542

Designated Filer: Gordon Gund

Issuer & Ticket Symbol: Align Technology, Inc.

Date of Event Requiring Statement: 9/2/03

Signature:                                 *
          ---------------------------------


*Theodore W. Baker for Gail Barrows pursuant to a Power of Attorney previously filed with the Commission.